                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-4889
H&Q Healthcare Investors (Exact name of registrant as specified in charter) 30 Rowes Wharf, Fourth Floor, Boston, MA 02110-3328
(Address of principal executive offices)
30 Rowes Wharf, Fourth Floor, Boston, MA 02110-3328
(Name and address of agent for service)
Registrant's telephone number, including area code: 617-772-8500
Date of fiscal year end: 09/30/04

Date of reporting period: 09/30/04

     Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

     A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

H&Q HEALTHCARE INVESTORS

[GRAPHIC]

ANNUAL REPORT
2004

        To our Shareholders:

At fiscal year-end on September 30, 2004, the net asset value per share of your Fund was $18.12. During the twelve month period ending September 30, 2004, total return at net asset value of your Fund was 1.70%. During the most recent six month period ending September 30, 2004, total return at net asset value of your Fund was -8.92%. The total investment return at market was 12.99% during the twelve month period ended September 30, 2004 and was -4.81% during the six month period ended September 30, 2004. Comparisons to relevant indices are listed below:

                                       SIX MONTHS ENDED          FISCAL YEAR
2004 TOTAL RETURNS                          9/30/04              (12 MONTHS)
-------------------------------------------------------------------------------
Investment Return at market                    -4.81%               +12.99%
Net Asset Value                                -8.92%                +1.70%
NASDAQ Biotech Index                           -8.17%                -0.82%
AMEX Biotech Index                             -0.40%               +15.62%
Dow Jones Industrial Average                   -2.68%                +8.68%
S&P 500                                        -0.25%               +13.87%
NASDAQ Industrials                             -4.00%               +14.53%
Russell 2000                                   -2.94%               +17.48%

The third calendar quarter exhibited mixed results for the healthcare/biotech sectors. As the quarter began, both the American Stock Exchange Biotechnology Index (BTK) and the NASDAQ Biotechnology Index (NBI) were declining, continuing a trend that had been in place since March. Both indices reached a nadir in early/mid August and then advanced noticeably as the quarter progressed. This upward trend continued through the early part of the fourth calendar quarter. Overall the biotech sector, as measured by these indices continues to be somewhat volatile. It is our opinion that recent price trends have not been driven by events within the healthcare or biotechnology sector. Rather we think that external events, including presidential election dynamics, movement in energy costs and geopolitical developments have drowned out sector news. It may also be that rotation of funds into and out of the biotech sector may have also had an effect. Within the biotech sector, there has been both positive encouraging and negative discouraging news (in terms of clinical results, FDA panel meetings and and/or product approvals). In our view, neither the good nor the bad news has been dominating. And as indicated, we think the sector view has been overwhelmed by general market factors. We are encouraged that the first few weeks of the fourth calendar quarter have produced encouraging results. We are particularly encouraged now that there is a definitive result in the presidential election.

We think that there are pending positive events within the biotech sector that could buoy the biotech market. We are less sanguine about the big pharmaceutical company space given the negative background impact of pricing uncertainties as well as Merck's recent difficulties surrounding the withdrawl of Vioxx from the market. Given recent weakness in the generic group we are cautious about the prospects of that group. At this point we are more impressed with the prospects of the biotechnology sector and have established new positions in companies which we think have interesting products and/or pipelines. We also have a generally favorable view of the prospects for the medtech sector.

During the quarter, the Fund established positions in Ariad Pharmaceuticals, Barr Pharmaceuticals, Boston Scientific Corporation, Endo Pharmaceuticals, Guilford Pharmaceuticals, Myogen, Seattle Genetics, and Vicuron Pharmaceuticals. The Fund increased its holdings of Adolor Corporation, Cubist Pharmaceuticals, deCode Genetics, Impax Laboratories, Neurocrine Biosciences, Par Pharmaceuticals, and Teva Pharmaceuticals. The Fund's position in Amgen increased as a result of Amgen's acquisition of Tularik which was also held by the Fund. The Fund decreased its holdings in Celgene, IVAX, and Pozen. The Fund exited its positions in Durect, Encysive Pharmaceuticals, and United Therapeutics.

Within the venture portfolio, the Fund made follow on investments in Conor Medsystems, and made an initial investment in Provident Senior Living Trust.

Please note that we have elected to change the principal indices against which we benchmark performance. During the last several years, we have used a comparison to the American Stock Exchange's Biotech Index (commonly known at the BTK) as our principal comparator. This index comprises 17 relatively large biotechnology companies. As of September 30, 2004 seven of the Fund's 44 publicly traded investments were components of the BTK. One transaction completed in the quarter ended September 30, 2004 involved a BTK component. In contrast to the BTK, the NASDAQ Biotech index (commonly known as the NBI) is comprised of approximately 150 small and large biotech companies including several companies that are also part of the BTK. As of September 30, 2004, 31 of the Fund's 44 publicly traded investments were components of the NBI. During the quarter ended September 30, 2004, 16 of the 23 position changes made by the Fund involved NBI components. We believe that the NBI is the more appropriate primary index with which to compare performance. In addition to the primary index, the Fund has traditionally reported performance of the Dow Jones Industrial Average, the Russell 2000 index and the NASDAQ Industrials.

Going forward, we will not use these indices as comparators but will compare the Fund's performance (both NAV and total stock return) to the S&P 500.

As always, please feel free to call me with any questions or comments you might have. As you may have noticed, the focus of this shareholder letter has been changed to emphasize specific developments in the biotech and healthcare sector and in the portfolio. This change is the result of shareholder input. Several shareholders have suggested that the macroeconomic views we have presented in the past are available elsewhere. It was suggested that shareholders would rather hear more about the sector in which the Fund invests and about specific events within the Fund's portfolio. We thought that was a good idea. Please let us know if you agree (or disagree). Also note that the organization and presentation of information in this portion of the annual report has been changed to comply with recent regulatory requirement changes. And finally, we have changed the paper stock on which the report is printed to reduce costs.


/s/ Daniel R. Omstead

Daniel R. Omstead
President

                            H&Q HEALTHCARE INVESTORS

                                LARGEST HOLDINGS
                            AS OF SEPTEMBER 30, 2004

                                                         % OF NET ASSETS
                                                         ---------------
Amgen                                                           4.05%
Genzyme                                                         3.05%
Cubist Pharmaceuticals                                          2.73%
Telik                                                           2.60%
Impax Laboratories                                              2.59%
Celgene                                                         2.43%
Neurocrine Biosciences                                          2.40%
Pfizer                                                          2.21%
Gilead Sciences                                                 2.17%
Boston Scientific                                               2.15%

[CHART]

                            H&Q HEALTHCARE INVESTORS

                                    PORTFOLIO
                            AS OF SEPTEMBER 30, 2004

                                         RESTRICTED             NON-RESTRICTED
BIOPHARMACEUTICALS                      0.00%                   29.54%
DRUG DELIVERY                           0.00%                    1.20%
DRUG DISCOVERY                          4.17%                    2.60%
EMERGING BIOPHARM.                      6.12%                   12.10%
GENERIC PHARMACEUTICALS                 0.00%                    9.22%
HEALTHCARE SERVICES                     5.24%                    2.48%
MEDICAL DEVICES AND DIAGNOSTICS         6.08%                    5.34%
TEMPORARY INVESTMENTS                   0.00%                   16.27%

                              FOR MORE INFORMATION

A description of the Fund's proxy voting policies and procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available
(i) without charge, upon request by calling 1-800-451-2597 (ii) by writing to Hambrecht & Quist Capital Management LLC at 30 Rowes Wharf, Boston, MA 02110-3328 (iii) on Fund's website at www.hqcm.com; and (iv) on the Securities and Exchange Commission's website at www.sec.gov.

The Fund's complete Schedule of Investments for the first and third quarters of its fiscal year will be filed quarterly with the Securities and Exchange Commission ("SEC") on Form N-Q. This Schedule of Investments will also be available on the Fund's website at www.hqcm.com, or the SEC's website at www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC or by calling 1-800-SEC-0330.

                              ANNUAL MEETING REPORT

An Annual Meeting of Shareholders was held on June 24, 2004 at 9:00 a.m. The Shareholders voted to elect three Trustees of the Fund to hold office for a term of three years or until their respective successors shall have been duly elected and qualified.

                                FOR      WITHHELD    BROKER NON VOTES
                            ----------   --------    ----------------
Robert P. Mack, MD          13,332,058    408,107            0
Eric Oddleifson             13,390,841    349,324            0
Oleg M. Pohotsky            13,273,541    466,624            0

The nominees were elected to serve until the 2007 Annual Meeting of Shareholders. Henri Termeer will serve until the 2005 Annual Meeting. Trustees serving until the 2006 Annual Meeting are Lawrence S. Lewin, Daniel R. Omstead, EngScD and Uwe E. Reinhardt, Ph.D.

                            H&Q HEALTHCARE INVESTORS

                             SCHEDULE OF INVESTMENTS
                               SEPTEMBER 30, 2004

    SHARES                                                                  VALUE
---------------                                                        ---------------
                  CONVERTIBLE SECURITIES - 16.4% OF NET ASSETS
                  CONVERTIBLE PREFERRED (RESTRICTED) - 16.3%

                  DRUG DISCOVERY TECHNOLOGIES - 2.6%
      2,380,953    Agilix Series B*^                                   $       571,429
        850,436    Avalon Pharmaceuticals Series B*                          1,020,523
        375,000    Ceres Series C*                                           2,250,000
         27,443    Ceres Series C-1*#                                          164,658
        277,967    Ceres Series D*#                                          1,667,802
      1,398,732    Galileo Laboratories Series F-1*                            489,556
      1,212,709    Idun Pharmaceuticals Series A-1*^                         2,486,053
        462,963    Idun Pharmaceuticals Series B-1*^                           740,741
      1,750,000    Triad Therapeutics Series A*^                                 1,750
        525,000    Triad Therapeutics Series B*^                                   525
      1,200,000    Triad Therapeutics Series C*^                               180,000
        300,000    Zyomyx Series A New*                                         30,000
            300    Zyomyx Series B New*                                             30
                  EMERGING BIOPHARMACEUTICALS - 3.6%
        952,381    Agensys Series C*                                         3,000,000
      2,586,207    Corus Pharma Series C*                                    3,000,000
      1,818,182    Raven biotechnologies Series B*^                          1,509,091
      2,809,157    Raven biotechnologies Series C*^                          2,331,600
         47,407    Therion Biologics Series A*                                  85,333
        240,000    Therion Biologics Series B*#                                432,000
        407,712    Therion Biologics Series C*                                 733,882
         36,092    Therion Biologics Sinking Fund*                                 361
      2,100,000    Xanthus Life Sciences Series B*                           2,100,000
                  HEALTHCARE SERVICES - 4.1%
      1,577,144    CardioNet Series C*^                                      5,520,004
        484,829    CytoLogix Series A*^                                        399,984
        227,130    CytoLogix Series B*#^                                       187,382
        160,000    I-Trax Series A*                                          4,000,000
      5,384,615    PHT Series D*^                                            4,200,000
        906,261    PHT Series E*^                                              706,884
                  MEDICAL DEVICES AND DIAGNOSTICS - 6.0%
      4,852,940    Concentric Medical Series B*^**                           4,173,527
      1,744,186    Concentric Medical Series C*^                             1,500,000
      2,000,000    Conor Medsystems Series D*                                5,000,000
        260,000    Conor Medsystems Series E*                                  650,000
        222,222    EPR Series A*                                                 2,222
        160,000    Masimo Series D*                                          1,760,000
      1,632,653    OmniSonics Medical Technologies Series B*^                2,181,224
      1,547,988    OmniSonics Medical Technologies Series C*^                1,800,000
        652,173    TherOx Series H*                                            965,216
        820,313    VNUS Medical Technologies Series E*                       4,200,003
                                                                       ---------------
                                                                       $    60,041,780
                                                                       ---------------

   The accompanying notes are an integral part of these financial statements.

   PRINCIPAL
    AMOUNT                                                                   VALUE
---------------                                                        ---------------
                  CONVERTIBLE SECURITIES - CONTINUED
                  CONVERTIBLE BONDS AND NOTES (RESTRICTED) - 0.1%

                  HEALTHCARE SERVICES - 0.05%
$       168,337    CytoLogix 6.75% Cvt. Note,+                         $       168,337
                  MEDICAL DEVICES AND DIAGNOSTICS - 0.05%
        200,272    TherOx 6.0% Bridge Note, due 2006#                          200,272
                                                                       ---------------
                                                                       $       368,609
                                                                       ---------------

                  TOTAL CONVERTIBLE SECURITIES
                   (Cost $77,132,104)                                  $    60,410,389
                                                                       ---------------

    SHARES
---------------
                  COMMON STOCKS - 67.6%
                  BIOPHARMACEUTICALS - 29.5%
        263,891    Amgen*                                              $    14,957,342
        153,900    Celgene*                                                  8,961,597
        441,471    Corixa*#                                                  1,836,519
      1,021,657    Cubist Pharmaceuticals*                                  10,093,971
        312,823    CV Therapeutics*                                          3,910,288
        250,000    Endo Pharmaceuticals*                                     4,590,000
        308,400    Enzon Pharmaceuticals*                                    4,918,980
        207,000    Genzyme*                                                 11,262,870
        214,000    Gilead Sciences*                                          7,999,320
         88,000    Imclone Systems*                                          4,650,800
        290,000    King Pharmaceuticals*                                     3,462,600
        329,000    MedImmune*                                                7,797,300
        180,000    Millennium Pharmaceuticals*                               2,467,800
        188,000    Neurocrine Biosciences*                                   8,866,080
        267,000    Pfizer                                                    8,170,200
        252,800    Pozen*                                                    2,209,472
        652,400    Vivus*                                                    2,935,800
                                                                       ---------------
                                                                           109,090,939
                                                                       ---------------
                  DRUG DELIVERY - 1.2%
        833,333    DepoMed*                                                  4,349,998
                                                                       ---------------
                  DRUG DISCOVERY TECHNOLOGIES - 4.2%
        833,200    deCODE Genetics*                                          6,273,996
        507,200    Lexicon Genetics*                                         3,342,448
        857,143    Senomyx (Restricted)*                                     5,785,715
        300,000    Zyomyx (Restricted)*                                          3,000
                                                                       ---------------
                                                                            15,405,159
                                                                       ---------------
                  EMERGING BIOPHARMACEUTICALS - 14.6%
         60,000    ACADIA Pharmaceuticals, Inc.*                               467,400
        365,803    ACADIA Pharmaceuticals, Inc. (Restricted)*                2,139,948
        582,100    Adolor*                                                   6,548,625
        287,853    Ariad*                                                    1,925,737

   The accompanying notes are an integral part of these financial statements.

     SHARES                                                                 VALUE
---------------                                                        ---------------
                  EMERGING BIOPHARMACEUTICALS - CONTINUED
        387,802    Dyax*                                               $     2,962,807
        732,600    Exelixis*                                                 5,904,756
        412,900    Guilford Pharmaceuticals*                                 2,064,500
        568,600    Kosan Biosciences*                                        3,275,136
        510,880    Myogen (Restricted)*#@                                    3,517,409
        228,000    Pharmacyclics*                                            2,350,680
         99,314    Rigel Pharmaceuticals*                                    2,512,644
        407,700    Seattle Genetics*                                         2,678,589
        431,237    Telik*                                                    9,616,585
        265,654    Theravance (Restricted)*                                  3,705,885
         33,332    Therion Biologics (Restricted) C-2 Units*#                   59,998
        226,760    Therion Biologics (Restricted)*                               2,268
        297,000    Vicuron Pharmaceuticals*                                  4,359,960
                                                                       ---------------
                                                                            54,092,927
                                                                       ---------------
                  GENERIC PHARMACEUTICALS - 9.2%
        115,500    Barr Pharmaceuticals*                                     4,785,165
        623,067    Impax Laboratories*                                       9,570,309
        308,250    IVAX*                                                     5,902,988
        185,000    Par Pharmaceutical Companies*                             6,647,050
        275,200    Teva Pharmaceutical Industries ADR                        7,141,440
                                                                       ---------------
                                                                            34,046,952
                                                                       ---------------
                  HEALTHCARE SERVICES - 3.6%
         85,200    Charles River Laboratories*                               3,902,160
         26,125    Dakocytomation (Restricted)*<                               271,961
        260,000    Provident Senior Living (Restricted)@++                   3,900,000
        754,500    WebMD*                                                    5,251,320
        306,208    Syntiro Healthcare Weblink (Restricted)*                      3,062
                                                                       ---------------
                                                                            13,328,503
                                                                       ---------------
                  MEDICAL DEVICES AND DIAGNOSTICS - 5.3%
        872,423    Biofield*@                                                   43,621
        200,000    Boston Scientific*                                        7,946,000
        365,000    CTI Molecular Imaging*                                    2,945,550
         83,000    IDEXX Laboratories*                                       4,211,420
        160,000    Masimo Labs (Restricted)*                                     1,600
      1,020,000    Orthovita*                                                4,564,500
        208,529    Songbird Hearing (Restricted)*                                2,085
                                                                       ---------------
                                                                            19,714,776
                                                                       ---------------

                  TOTAL COMMON STOCKS
                   (Cost $206,476,789)                                 $   250,029,254
                                                                       ---------------

   The accompanying notes are an integral part of these financial statements.

   PRINCIPAL
    AMOUNT                                                                   VALUE
---------------                                                        ---------------
                  TEMPORARY INVESTMENTS - 16.3%
$    13,500,000    American Express Credit Corp.; 1.65%,
                    due 10/1/04                                        $    13,500,000
      9,300,000    CDC Commercial DTC MMI; 1.72%,
                    due 10/13/04                                             9,294,668
      6,800,000    Exxon Proj. Yrs. 3 & 4; 1.47%,
                    due 10/1/04                                              6,800,000
      8,400,000    General Electric Capital Corp.; 1.74%
                    due 10/22/04                                             8,391,474
      3,900,000    Proctor Gamble DTC MMI; 1.71%,
                    due 10/19/04                                             3,896,666
     10,000,000    UBS Fin. Del. LLC; 1.65%,
                    due 10/4/04                                              9,998,625
      8,200,000    United Parcel Svc. Amer.; 1.63%,
                    due 10/15/04                                             8,194,802
                                                                       ---------------
                  TOTAL TEMPORARY INVESTMENTS
                   (Cost $60,076,235)                                  $    60,076,235
                                                                       ---------------
                  TOTAL INVESTMENTS
                   (Cost $343,685,128)                                 $   370,515,878
                                                                       ===============

----------
*   Non income-producing security.
#   With warrants attached.
<   Foreign security.
+   Variable maturity.
@ Exchange traded security fair valued by the Valuation Committee of the Board of Trustees.
^ Affiliated issuers in which the Fund holds 5% or more of the voting securities (Total Market Value of $32,651,602).
**  Includes 321,000 non-voting shares.
++  Real Estate Investment Trust.

   The accompanying notes are an integral part of these financial statements.

                            H&Q HEALTHCARE INVESTORS

                       STATEMENT OF ASSETS AND LIABILITIES
                               SEPTEMBER 30, 2004

ASSETS:
  Investments in non affiliated issuers, at value
    (identified cost $305,933,864; see Schedule of
    Investments)                                          $   337,864,276
  Investments in affiliated issuers, at value
    (identified cost $37,751,264; see Schedule of
    Investments)                                               32,651,602
  Cash                                                            244,092
  Interest receivable                                              34,624
  Receivable for investments sold                                 702,000
  Prepaid expenses                                                 84,696
                                                          ---------------
         Total assets                                     $   371,581,290
                                                          ---------------

LIABILITIES:
  Payable for investments purchased                       $     1,704,633
  Accrued advisory fee                                            391,503
  Accrued audit fee                                                52,500
  Accrued legal fees                                               53,964
  Accrued shareholder reporting fees                               31,443
  Accrued other                                                    44,171
                                                          ---------------
         Total liabilities                                $     2,278,214
                                                          ---------------

NET ASSETS                                                $   369,303,076
                                                          ===============

SOURCES OF NET ASSETS:
  Shares of beneficial interest, par value $.01 per
    share, unlimited number of shares authorized,
    amount paid in on 20,380,445 shares issued and
    outstanding                                           $   333,079,794

  Accumulated net realized gain on investments                  9,392,532

  Net unrealized gain on investments                           26,830,750
                                                          ---------------

         Total net assets (equivalent to $18.12 per
         share based on 20,380,445 shares outstanding)    $   369,303,076
                                                          ===============

   The accompanying notes are an integral part of these financial statements.

                             STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED SEPTEMBER 30, 2004

INVESTMENT INCOME:
  Dividend income (net of foreign tax
    of $7,868)                                            $       207,395
  Interest income from non affiliated issuers                     463,622
  Interest income from affiliated issuers                          11,363
                                                          ---------------
    Total investment income                                                 $       682,380

EXPENSES:
  Advisory fees                                           $     4,210,582
  Legal fees                                                      250,954
  Trustees' fees and expenses                                     171,790
  Shareholder reporting                                           133,098
  Custodian fees                                                   88,367
  Accounting and auditing fees                                     97,485
  Transfer agent fees                                              49,896
  Stock exchange listing fee                                       32,596
  Other                                                           142,240
                                                          ---------------
    Total expenses                                                                5,177,008
                                                                            ---------------

         Net investment loss                                                $    (4,494,628)
                                                                            ---------------

NET REALIZED AND UNREALIZED GAIN
(LOSS) ON INVESTMENTS:
  Net realized gain on investments (includes net
    realized loss of $180,559 from sale of affiliates)                      $    33,306,313
  Decrease in net unrealized gain on investments                                (15,448,108)
                                                                            ---------------
         Net realized and unrealized gain
         on investments                                                     $    17,858,205
                                                                            ---------------
             Net increase in net assets
             resulting from operations                                      $    13,363,577
                                                                            ===============

   The accompanying notes are an integral part of these financial statements.

                       STATEMENTS OF CHANGES IN NET ASSETS

                                                        FOR THE YEAR ENDED
                                                  SEPTEMBER 30,       SEPTEMBER 30,
                                                      2004                2003
                                                ----------------    ----------------
NET INCREASE (DECREASE) IN
NET ASSETS RESULTING FROM
OPERATIONS:
  Net investment loss                           $     (4,494,628)   $     (3,244,087)
  Net realized gain on investments                    33,306,313          26,376,623
  Decrease (increase) in net unrealized
    gain on investments                              (15,448,108)         31,417,229
                                                ----------------    ----------------
         Net increase in net assets
         resulting from operations              $     13,363,577    $     54,549,765
                                                ----------------    ----------------

DISTRIBUTIONS TO SHAREHOLDERS
FROM:
  Net realized capital gains                    $    (28,746,611)   $    (29,863,899)
                                                ----------------    ----------------

CAPITAL SHARE TRANSACTIONS:
  Value of shares issued in
      reinvestment of distributions
      (970,841 and 1,285,469 shares,
      respectively)                             $     17,775,555    $     20,063,210
  Value of 4,800,652 shares issued
      in rights offering                              80,650,954                  --
  Offering costs charged to
      paid-in-capital                                   (495,253)                 --
                                                ----------------    ----------------
  Net increase in net assets resulting
      from capital share transactions           $     97,931,256    $     20,063,210
                                                ----------------    ----------------
         Net increase in net assets             $     82,548,222    $     44,749,076

NET ASSETS:
  Beginning of year                                  286,754,854         242,005,778
                                                ----------------    ----------------
  End of year                                   $    369,303,076    $    286,754,854
                                                ================    ================
Accumulated net investment loss
  included in net assets at end of year                       --                  --
                                                ================    ================

   The accompanying notes are an integral part of these financial statements.

                             STATEMENT OF CASH FLOWS
                      FOR THE YEAR ENDED SEPTEMBER 30, 2004

CASH FLOWS USED FOR OPERATING ACTIVITIES:
  Interest income received                                $        43,172
  Dividends received                                              207,395
  Operating expenses paid                                      (5,117,503)
                                                          ---------------
         Net cash used for operating activities           $    (4,866,936)
                                                          ---------------
CASH FLOWS USED FOR INVESTING ACTIVITIES:
  Purchases of portfolio securities                       $  (141,227,419)
  Net purchases of temporary investments                      (18,939,050)
  Sales and maturities of portfolio securities                 94,093,881
                                                          ---------------
         Net cash used in investing activities            $   (66,072,588)
                                                          ---------------
CASH FLOWS PROVIDED FROM FINANCING ACTIVITIES:
  Cash distributions paid, net                            $   (10,971,056)
  Cash received in rights offering, net of offering costs      80,155,701
                                                          ---------------
         Net cash provided from financing activities      $    69,184,645
                                                          ---------------
NET DECREASE IN CASH                                      $    (1,754,879)

CASH AT BEGINNING OF YEAR                                 $     1,998,971
                                                          ---------------
CASH AT END OF YEAR                                       $       244,092
                                                          ===============

RECONCILIATION OF NET INCREASE IN NET ASSETS
RESULTING FROM OPERATIONS TO NET CASH
USED FOR OPERATING ACTIVITIES:

  Net increase in net assets resulting from operations    $    13,363,577
  Accretion of discount                                          (451,939)
  Net realized gain on investments                            (33,306,313)
  Decrease in net unrealized gain on investments               15,448,108
  Decrease in interest receivable                                  20,126
  Increase in accrued expenses                                     92,982
  Increase in prepaid expenses                                    (33,477)
                                                          ---------------
         Net cash used for operating activities           $    (4,866,936)
                                                          ===============

Noncash financing activities not included herein consist of reinvested distributions of $17,775,555.

Noncash investing activities not included herein consist of the conversion of restricted preferred stock with a cost of $13,961,553 to restricted common stock and a merger of an issuer with a cost of $1,004,193.

The accompanying notes are an integral part of these financial statements.

                            H&Q HEALTHCARE INVESTORS
                              FINANCIAL HIGHLIGHTS
   (SELECTED DATA FOR EACH SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT
                              THE PERIOD INDICATED)

                                                              FOR THE YEAR ENDED SEPTEMBER 30, 2004
                                 ------------------------------------------------------------------------------------------------
                                      2004                 2003               2002 (1)              2001               2000
                                 --------------       --------------      --------------       --------------      --------------
Net asset value per share:
   Beginning of year             $        19.63       $        18.16      $        27.35       $        46.15      $        21.77
                                 --------------       --------------      --------------       --------------      --------------
Net investment loss              $        (0.28)(2)   $        (0.23)(2)  $        (0.28)(2)   $        (0.20)(2)  $        (0.29)
Net realized and unrealized
   gain (loss) on investments              0.57                 3.87               (5.73)              (13.82)              28.13
                                 --------------       --------------      --------------       --------------      --------------
Total increase (decrease)
   from investment operations    $         0.29       $         3.64      $        (6.01)      $       (14.02)     $        27.84
                                 --------------       --------------      --------------       --------------      --------------
Capital gain distributions
   to shareholders               $        (1.80)      $        (2.17)     $        (3.18)      $        (4.78)     $        (3.47)
                                 --------------       --------------      --------------       --------------      --------------
Net asset value per share:
   End of year                   $        18.12       $        19.63      $        18.16       $        27.35      $        46.15
                                 ==============       ==============      ==============       ==============      ==============
Per share market value:
   End of year                   $        18.11       $        17.66      $        14.10       $        21.74      $        36.19
Total investment return
   at market value                        12.99%               43.49%             (25.24%)             (27.23%)            151.66%

RATIOS AND SUPPLEMENTAL DATA:

Net assets at end of year        $  369,303,076       $  286,754,854      $  242,005,778       $  329,373,206      $  485,582,570
Ratio of operating expenses
   to average net assets                   1.63%                1.65%               1.64%                1.42%               1.45%
Ratio of net investment loss
   to average net assets                  (1.42%)              (1.27%)             (1.16%)              (0.62%)             (0.86%)
Portfolio turnover rate                   33.65%               32.80%              17.40%               16.17%              12.90%
Number of shares outstanding
   at end of year                    20,380,445           14,608,952          13,323,483           12,042,064          10,522,490

(1) In 2002, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting discounts and amortizing premiums on all debt securities. The effect of this change for the year ended September 30, 2002 was a decrease in net investment loss per share of $.009, an increase in net realized and unrealized loss on investments per share of $.009, and a decrease in the ratio of net investment loss to average net assets from (1.20%) to (1.16%). Per share data and ratios for the periods prior to October 1, 2001 have not been restated to reflect this change in presentation.

(2) Net investment loss per share has been computed using average shares outstanding.

   The accompanying notes are an integral part of these financial statements.

                            H&Q HEALTHCARE INVESTORS

                          NOTES TO FINANCIAL STATEMENTS
                               SEPTEMBER 30, 2004

(1)  ORGANIZATION

          H&Q Healthcare Investors (the Fund) is a Massachusetts business trust registered under the Investment Company Act of 1940 as a diversified closed-end management investment company. The Fund's investment objective is long-term capital appreciation through investment in securities of companies in the healthcare industries. The Fund invests primarily in securities of public and private companies that are believed to have significant potential for above-average growth. The Fund was organized on October 31, 1986 and commenced operations on April 22, 1987.

          The Fund has adopted investment policies (non-fundamental investment policies) which may be changed by action of the Board of Trustees without shareholder approval. In June 2004, the Board of Trustees took action to make the following change (as indicated by the strikethrough) to one of the Fund's non fundamental investment policies:

     "investments will not be made in any company with the objective of exercising control over that company's management [STRIKETHROUGH], AND THE FUND GENERALLY WILL NOT PROVIDE MANAGERIAL ASSISTANCE TO ANY SUCH COMPANY AS IS NORMALLY THE CASE WITH VENTURE CAPITAL FUNDS.[/STRIKETHROUGH] The Fund, however, may make investments as a co-investor with other venture capital groups that may provide issuers with significant managerial assistance."

          In June and September, 2004, the Board of Trustees amended the Fund's by-laws to provide for the office of Chief Compliance Officer and to require that all matters put to a vote of shareholders shall be decided by a vote of the majority of all votes validly cast at a meeting at which a quorum is present, unless otherwise specifically required by the Fund's Declaration of Trust or By-Laws.

         The preparation of these financial statements requires the use of certain estimates by management in determining the entity's assets, liabilities, revenues and expenses. Actual results could differ from these estimates. The following is a summary of significant accounting policies consistently followed by the Fund, which are in conformity with accounting principles generally accepted in the United States of America.

     INVESTMENT SECURITIES

          Investments traded on national securities exchanges or in the over-the-counter market that are National Market System securities are valued at the last sale price or, lacking any sales, at the mean between the last bid and asked prices. Other over-the-counter securities are valued at the most recent bid prices as obtained from one or more dealers that make markets in the securities. Exchange traded investments for which market quotations are not readily available are valued at fair value as determined in good faith by the Trustees of the Fund. The value of venture capital and other restricted securities is determined in good faith by the Trustees. However, because of the uncertainty of venture capital and other restricted security valuations, these estimated values may differ significantly from the values that would have been used had a ready market for the securities existed, and the differences could be material. See note 4 below. Temporary investments with maturity of 60 days or less are valued at amortized cost.

          Investment transactions are recorded on a trade date basis. Gains and losses from sales of investments are recorded using the "identified cost" method. Interest income is recorded on the accrual basis, adjusted for amortization of premiums and accretion of discounts. Dividend income is recorded on the ex-dividend date.

     REPURCHASE AGREEMENTS

          In connection with transactions in repurchase agreements, the Fund's custodian takes possession of the underlying collateral securities, the market value of which is at least equal to the principal, including accrued interest, of the repurchase transaction at all times. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral by the Fund may be delayed or limited.

     FEDERAL INCOME TAXES

          It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute to its shareholders substantially all of its taxable income and its net realized capital gains, if any. Therefore, no Federal income or excise tax provision is required.

     DISTRIBUTIONS

          The Fund records all distributions to shareholders from net investment income, if any, and realized gains on the ex-dividend date. Such distributions are determined in conformity with income tax regulations. Due to permanent book/tax differences in accounting for certain transactions, certain distributions may be treated as distributions from capital as opposed to distributions of net investment income or realized capital gains.

     DISTRIBUTION POLICY

          Distributions will automatically be paid in newly issued shares of the Fund unless otherwise instructed by the shareholder. Pursuant to an SEC exemptive order, the Fund has implemented a fixed distribution policy that permits the Fund to make quarterly distributions at a rate of 2% of the Fund's net assets to shareholders of record. The Fund intends to use net realized capital gains when making quarterly distributions. This could result in a return of capital to shareholders if the amount of the distribution exceeds the Fund's net investment income and realized capital gains. It is anticipated that net realized capital gains in excess of the total distributed under this policy would be included in the December distribution.

          Pursuant to Section 852 of the Internal Revenue Code, the Fund has designated $25,850,670 as a long-term capital gain distribution for its taxable year ended September 30, 2004.

     STATEMENT OF CASH FLOWS

          The cash amount shown in the Statement of Cash Flows is the amount included in the Fund's Statement of Assets and Liabilities and represents cash on hand at its custodian and does not include temporary cash investments at September 30, 2004.

     INDEMNIFICATIONS

          Under the Fund's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund's maximum exposure under these agreements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

(2)  SECURITIES TRANSACTIONS

          The aggregate cost of purchases and proceeds from sales of investment securities (other than temporary cash investments) for the year ended September 30, 2004 totaled $138,681,499 and $94,089,978 respectively.

          At September 30, 2004, the total cost of securities for Federal income tax purposes was $343,685,128. The net unrealized gain on securities held by the Fund was $26,830,750, including gross unrealized gain of $76,269,998 and gross unrealized loss of $49,439,248.

          At September 30, 2004, the Fund was committed to participate in a round of financing to purchase additional shares of restricted preferred stock for approximately $1,059,260.

(3)  INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

          The Fund has entered into an Investment Advisory Agreement (the Advisory Agreement) with Hambrecht & Quist Capital Management LLC (the Adviser). Pursuant to the terms of the Advisory Agreement, the Fund pays the Adviser a monthly fee at the rate when annualized of (i) 2.5% of the average net assets for the month of its venture capital and other restricted securities up to 25% of net assets and (ii) for the month, for all other assets, 1.0% of the average net assets up to $250 million, 0.9% of the average net assets for the next $250 million, 0.8% of the average net assets for the next $500 million and 0.7% of the average net assets thereafter. The aggregate fee may not exceed a rate when annualized of 1.375%. Certain officers and Trustees of the Fund are also officers of the Adviser.

          Trustees who are not affiliates of the Adviser receive an annual fee of $20,000 plus $500 for each Committee on which they serve and $1,000 for each meeting attended.

(4)  VENTURE CAPITAL AND OTHER RESTRICTED SECURITIES

          The Fund may invest in venture capital and other restricted securities if these securities would currently comprise 40% or less of net assets. The value of these securities represents 21.6% of the Fund's net assets at September 30, 2004.

          The Fund maintains an investment restriction that prohibits the Fund from purchasing more than 10% of the outstanding voting securities of any issuer. In order to clarify that restriction, the Board of Trustees, (effective September 30, 2004) has determined that, for purposes of that restriction, the Fund will consider outstanding voting securities of an issuer to include any security of the issuer that entitles the owner or holder to vote for the election of directors of the issuer (a "voting security") and any other outstanding security of the issuer that is exercisable for or convertible into a voting security within 60 days from the date of the calculation.

          During the year ended September 30, 2004, certain restricted securities were exchanged for cash in connection with a corporate action, a portion of which has been retained by the issuer in an escrow account pending resolution of certain contingencies and whose estimated value of $582,000 at September 30, 2004 has also been determined by the Trustees. On September 30, 2004, the Fund has a 5% interest bearing promissory note due October 31, 2004 from the sale of restricted securities, with a par value of $121,200 and an estimated value of $120,000 as determined by the Trustees. The value of the escrow account and note are included in the Receivable for Investments Sold in the Statement of Assets and Liabilities.

          The following table details the acquisition date, cost, carrying value per unit, and value of the Fund's venture capital and other restricted securities at September 30, 2004, whose value has been determined by the Trustees of the Fund.

                                                     ACQUISITION                           CARRYING VALUE
         SECURITY                                        DATE                    COST          PER UNIT            VALUE
-----------------------------------------------------------------------------------------------------------------------------
ACADIA Pharmaceuticals**
     Common                                           5/2/00-3/19/03   $          3,750,957   $      5.85    $      2,139,948
Agensys
     Series C Cvt. Pfd.                                      2/14/02              3,005,073          3.15           3,000,000
Agilix^
     Series B Cvt. Pfd.                                      11/8/01              3,014,260          0.24             571,429
Avalon Pharmaceuticals
     Series B Cvt. Pfd.                                     10/22/01              3,008,325          1.20           1,020,523
CardioNet^
     Series C Cvt. Pfd.                             5/3/01 - 3/25/03              5,549,183          3.50           5,520,004
Ceres
     Series C Cvt. Pfd.                                     12/23/98              1,502,620          6.00           2,250,000
     Series C-1 Cvt. Pfd.#                                   3/31/01                111,488          6.00             164,658
     Series D Cvt. Pfd.#                                     3/14/01              1,668,122          6.00           1,667,802
Concentric Medical^
     Series B Cvt. Pfd.                             5/7/02 - 1/24/03              3,329,210          0.86           4,173,528
     Series C Cvt. Pfd.                                     12/19/03              1,500,000          0.86           1,500,000
Conor MedSystems
     Series D Cvt. Pfd.                                     10/23/03              2,403,660          2.50           5,000,000
     Series E Cvt. Pfd.                             7/29/04 - 8/6/04                651,404          2.50             650,000
Corus Pharma
     Series C Cvt. Pfd.                                       4/8/04              3,002,196          1.16           3,000,000
CytoLogix^
     Series A Cvt. Pfd.                            1/13/98 - 7/21/99              1,622,894          0.83             399,984
     Series B Cvt. Pfd.*#                                    1/11/01                760,284          0.82             187,382
     Cvt. Note #                                             5/29/02                168,337          1.00             168,337
DakoCytomation
     Common                                                  6/14/04              1,102,920         10.41             271,961
EPR
     Series A Cvt. Pfd.                                       3/9/94              1,000,409          0.01               2,222
Galileo Laboratories
     Series F-1 Cvt. Pfd.                                    8/18/00              3,002,895          3.50             489,555
Idun Pharmaceuticals^
     Series A-1 Cvt. Pfd.                                   11/26/02              3,001,966          2.05           2,486,053
     Series B-1 Cvt. Pfd.                                    5/24/04                741,719          1.60             740,741
I-Trax
     Series A Cvt. Pfd.                                      3/18/04              4,003,650         25.00           4,000,000
Masimo
     Series D Cvt. Pfd.                                      8/14/96              1,120,040         11.00           1,760,000
Masimo Labs
     Common                                                  3/31/98                      0          0.01               1,600
Myogen#
     Common                                                  9/24/04                 12,772          6.89           3,517,409
OmniSonics Medical Technologies^
     Series B Cvt. Pfd.                                      5/24/01              2,409,023          1.34           2,181,224
     Series C Cvt. Pfd.                                      10/1/03              1,800,336          1.16           1,800,000
PHT^
     Series D Cvt. Pfd.                                      7/23/01              4,205,754          0.78           4,200,000
     Series E Cvt. Pfd.                           9/12/03 - 12/17/03                707,755          0.78             706,883

                                                     ACQUISITION                           CARRYING VALUE
         SECURITY                                        DATE                    COST          PER UNIT            VALUE
-----------------------------------------------------------------------------------------------------------------------------
Provident Senior Living
     Common                                                  7/26/04   $          3,900,871   $     15.00   $       3,900,000
Raven biotechnologies^
     Series B Cvt. Pfd.                                     12/12/00              3,001,725          0.83           1,509,091
     Series C Cvt. Pfd.                                     11/26/02              2,331,600          0.83           2,331,600
Senomyx
     Common                                                  2/19/02              3,004,914          6.75           5,785,715
Songbird Hearing
     Common                                                 12/14/00              3,004,861          0.01               2,085
Syntiro Heathcare Services
     Common                                                   2/5/97              1,200,325          0.01               3,062
Theravance
     Common                                         2/5/99 - 8/28/00              3,603,204         13.95           3,705,885
Therion Biologics
     C-2 Units#                                              8/13/03                 59,998          1.80              59,998
     Common                                        7/12/90 - 1/25/96                511,365          0.01               2,268
     Series A Cvt. Pfd.                           8/20/96 - 10/16/96                444,850          1.80              85,333
     Series B Cvt. Pfd.#                                     6/22/99                900,914          1.80             432,000
     Series C Cvt. Pfd.                           9/26/01 - 10/15/01              1,529,348          1.80             733,882
     Sinking Fund Cvt. Pfd.                       10/18/94 - 8/20/96                721,291          0.01                 361
TherOx
     Series H Cvt. Pfd.                                      9/11/00              3,002,209          1.48             965,216
     Bridge Note #                                           1/28/04                200,272          1.00             200,272
Triad Therapeutics^
     Series A Cvt. Pfd.                                       6/8/99              1,751,170          0.00               1,750
     Series B Cvt. Pfd.                                      1/10/03              1,053,135          0.00                 525
     Series C Cvt. Pfd.                          12/20/00 - 11/25/02              1,200,000          0.15             180,000
VNUS Medical Technologies
     Series E Cvt. Pfd.                                      8/20/01              4,200,003          5.12           4,200,003
Xanthus Life Sciences
     Series B Cvt. Pfd.                                      12/5/03              2,101,320          1.00           2,100,000
Zyomyx
     New Common                                    2/19/99 - 7/22/04              3,602,065          0.01               3,000
     Series A New Cvt. Pfd.                                  1/12/04                299,700          0.10              30,000
     Series B New Cvt. Pfd.                        2/19/99 - 1/12/04                    468          0.10                  30
                                                                       --------------------                 -----------------
                                                                       $         99,782,859                 $      79,803,320
                                                                       ====================                 =================

     #    With warrants attached.
     ^ Affiliated issuers in which the Fund holds 5% or more of the voting securities.
     ** On May 26, 2004 the Fund purchased non-restricted common of the same issuer at a price of $7.01 per share.

(5)  CAPITAL

          On May 26, 2004, the Fund distributed one non transferable right for each of the 15,108,429 shares outstanding to shareholders of record on that date. Each three rights entitled shareholders to purchase one additional share of the Fund at the subscription price of $16.80 per share. The subscription period expired on June 18, 2004. The rights offering resulted in the issuance of 4,800,652 shares and proceeds of $80,650,954 prior to the deduction of costs of $495,253.

                     REPORT OF INDEPENDENT REGISTERED PUBLIC
                                 ACCOUNTING FIRM

TO THE TRUSTEES AND SHAREHOLDERS OF H&Q HEALTHCARE INVESTORS:

We have audited the accompanying statement of assets and liabilities of H&Q Healthcare Investors (the "Fund"), including the schedule of investments, as of September 30, 2004, and the related statements of operations, changes in net assets, and cash flows and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The financial highlights of the Fund for the year ended September 30, 2000 were audited by other auditors who have ceased operations. Those auditors expressed an unqualified opinion on those financial highlights in their report dated November 3, 2000. The statement of changes in net assets of the Fund for the year ended September 30, 2003 and the financial highlights for the years ended September 30, 2003, 2002, and 2001 were audited by other auditors whose report, dated November 25, 2003, expressed an unqualified opinion on that statement and financial highlights.

We conducted our audit in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2004, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of H&Q Healthcare Investors as of September 30, 2004, and the results of its operations, its cash flows, the changes in its net assets, and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.


DELOITTE & TOUCHE LLP
Boston, Massachusetts
November 22, 2004

                            H&Q HEALTHCARE INVESTORS
                                    TRUSTEES

H & Q HEALTHCARE INVESTORS
30 ROWES WHARF, SUITE 430
BOSTON, MASSACHUSETTS 02110
(617) 772-8500

                                                                                                            NUMBER OF
                              POSITION(S) HELD WITH         PRINCIPAL OCCUPATION(S)                         PORTFOLIOS IN FUND
NAME, ADDRESS(1)              FUND, TERM OF OFFICE(2) AND   DURING PAST 5 YEARS AND                         COMPLEX OVERSEEN
AND DATE OF BIRTH             LENGTH OF TIME SERVED         OTHER DIRECTORSHIPS HELD                        BY TRUSTEE
-------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES:

Lawrence S. Lewin             Trustee (since 1987) and      Executive Consultant. Formerly Chief                       2
4/1938                        Chairman (since 2000)         Executive Officer (from 1970-1999) of
                                                            The Lewin Group (healthcare Public
                                                            policy and management consulting), a
                                                            subsidiary of Quintiles Transnational
                                                            Corp.; and Director (since 2003) of
                                                            Medco Health Solutions, Inc.

Robert P. Mack                Trustee (since 1991)          Consultant in Orthopedic Surgery to                        2
8/1935                                                      Orthopedic Associates of Aspen
                                                            (since 2001). Formerly Orthopedic
                                                            Surgeon (from 1996-1998) at the
                                                            Steadman-Hawkins Orthopedic Clinic
                                                            and (from 1977-1996) at the Denver
                                                            Orthopedic Clinic; and Director of the
                                                            Department of Orthopedic Surgery at
                                                            Metropolitan General Hospital and
                                                            Assistant Professor of Orthopedics at
                                                            Case Western Reserve University,
                                                            Cleveland, OH (from 1968-1977).

Eric Oddleifson               Trustee (since 1992)          Partner (since 2001) and Managing                          2
4/1935                                                      Director (from 1997-2000) of Renewable
                                                            Resources LLC (forest properties
                                                            investment). Formerly Managing
                                                            Director (from 1995-1997) of UBS Asset
                                                            Management (forest properties
                                                            investment); and President, Director
                                                            and Chief Investment Officer (from
                                                            1984-1995) of Resource Investments, Inc.
                                                            (forest properties investment).

Oleg M. Pohotsky              Trustee (since 2000)          Most recently, Senior Vice President                       2
3/1947                                                      (from 1991-2001) of FAC/Equities, a
                                                            division of First Albany Corporation
                                                            (investment bank). Formerly General
                                                            Partner (from 1989-1991) of Strategic
                                                            Capital Associates (financial advisory
                                                            firm); and General Partner (from
                                                            1986-1989) of Capital Growth Partners
                                                            (private mezzanine capital institutional
                                                            investment partnership).

                                                                                                            NUMBER OF
                              POSITION(S) HELD WITH         PRINCIPAL OCCUPATION(S)                         PORTFOLIOS IN FUND
NAME, ADDRESS(1)              FUND, TERM OF OFFICE(2) AND   DURING PAST 5 YEARS AND                         COMPLEX OVERSEEN
AND DATE OF BIRTH             LENGTH OF TIME SERVED         OTHER DIRECTORSHIPS HELD                        BY TRUSTEE
-------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES: (continued)


Uwe E. Reinhardt,             Trustee (since 1988)          Professor of Economics (since 1968)                        2
Ph.D.                                                       at Princeton University. Director
9/1937                                                      (from 2000) of Triad Hospitals;
                                                            Boston Scientific (since 2002):
                                                            Amerigroup (since 2002); Duke University
                                                            (since 2001); The Duke University
                                                            Health System (since 2001) and the
                                                            National Bureau of Economic Research
                                                            (since 2002).

Henri A. Termeer              Trustee (since 1989)          Chairman (since 1988), Chief Executive                     2
2/1946                                                      Officer (since 1985) and President (since 1983)
                                                            of Genzyme Corporation (human healthcare
                                                            products); Director (since 1987) of ABIOMED,
                                                            Inc.; Director (from 1992-2003) of AutoImmune,
                                                            Inc.; Director (from 1993-2002) of Genzyme
                                                            Transgenics; and Director (from 1996-2002)
                                                            of Diacrin, Inc.

INTERESTED TRUSTEES:

Daniel R. Omstead,(3)         President (since 2001)        President & Chief Executive Officer                        2
EngScD                                                      (since July 2002) of Hambrecht & Quist
7/1953                                                      Capital Management LLC; President of
                                                            HQH and of HQL (since 2001); President,
                                                            Chief Executive Officer (from 2001 to
                                                            July 2002) and Managing Director (from
                                                            2000 to July 2002) of Hambrecht & Quist
                                                            Capital Management Inc.; formerly
                                                            President and Chief Executive Officer
                                                            (from 1997-2000) and Chief Operating
                                                            Officer (1997) of Reprogenesis, Inc.

(1) The address for each Trustee is c/o the Fund at the Fund's address as set forth above.

(2)  Each Trustee currently is serving a three year term.

(3) Trustee considered to be an "interested person" within the meaning of the Investment Company Act of 1940, as amended (the "1940 Act") through position or affiliation with Hambrecht & Quist Capital Management LLC, the Fund's investment adviser.

                                    OFFICERS

                              POSITION(S) HELD WITH
NAME, ADDRESS(1)              FUND, TERM OF OFFICE(2) AND
AND AGE                       LENGTH OF TIME SERVED         PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
-------------------------------------------------------------------------------------------------------
OFFICERS:

Daniel R. Omstead,            President (since 2001)        President & Chief Executive Officer (since July 2002) of Hambrecht &
EngScD                                                      Quist Capital Management LLC; President of HQH and of HQL (since
7/1953                                                      2001); President, Chief Executive Officer (from 2001 to July 2002) and
                                                            Managing Director (from 2000 to July 2002) of Hambrecht & Quist
                                                            Capital Management Inc.; formerly President and Chief Executive
                                                            Officer (from 1997-2000) and Chief Operating Officer (1997) of
                                                            Reprogenesis, Inc.

Kimberley L. Carroll          Treasurer (since 1987)        Treasurer and Chief Financial Officer (since 1987) of HQH and (since
1/1956                                                      1992) of HQL; and Vice President (from 1991-July 2002)and Treasurer
                                                            (from 2000-July 2002) of Hambrecht & Quist Capital Management Inc.

Kathleen Eckert               Chief Compliance Officer      Chief Compliance Officer of Hambrect & Quist Capital Management LLC
12/1966                       (since 2004)                  (since October 2004); Chief Compliance Officer of HQH and of HQL
                                                            (since October 2004); Senior Vice President of Ivy Mackenzie Services
                                                            Corp., Inc. from June 2002 to January 2004. Chief Compliance Officer of Mackenzie Investment Management, Inc. from June 2002 to June 2003.
                                                            Director of Fund Administration of Mackenzie Investment Management,
                                                            Inc. from 1999 to June 2003.

(1) The address for each officer is c/o the Fund at the Fund's address as set forth above.

(2) Each officer serves in such capacity for an indefinite period of time at the pleasure of the Trustees.

          The Fund's Statement of Additional Information includes additional information about the fund Directors and is available without charge, upon request by calling (617) 772-8500 or writing to Hambrecht & Quist Capital Management LLC at 30 Rowes Wharf, Boston, MA 02110-3328.

                  This page has been intentionally left blank.

                            H&Q HEALTHCARE INVESTORS

                       New York Stock Exchange Symbol: HQH

                            30 Rowes Wharf, 4th Floor
                        Boston, Massachusetts 02110-3328
                                 (617) 772-8500
                                  www.hqcm.com

                                    OFFICERS
                      Daniel R. Omstead, EngScD, President
                  Kimberley L. Carroll, Treasurer and Secretary
                    Kathleen Eckert, Chief Compliance Officer

                                    TRUSTEES
                                Lawrence S. Lewin
                              Robert P. Mack, M.D.
                                 Eric Oddleifson
                            Daniel R. Omstead, EngScD
                                Oleg M. Pohotsky
                             Uwe E. Reinhardt, Ph.D.
                                Henri A. Termeer

                               INVESTMENT ADVISER
                    Hambrecht & Quist Capital Management LLC

                                    CUSTODIAN
                       State Street Bank and Trust Company

                                 TRANSFER AGENT
                          EquiServe Trust Company, N.A.

                                  LEGAL COUNSEL
                                   Dechert LLP

                                   ----------

         Shareholders with questions regarding share transfers may call
                                 1-800-426-5523
               Interim daily net asset value may be obtained from
                    our website (www.hqcm.com) or by calling
                                 1-800-451-2597

                            For copies of the Fund's
                           DIVIDEND REINVESTMENT PLAN,
          please contact the Plan Agent, EquiServe Trust Company, N.A.
                     PO Box 43010 Providence, RI 02940-3010
                            Telephone: 1-800-426-5523

                                   ----------

HAMBRECHT & QUIST CAPITAL MANAGEMENT LLC
30 Rowes Wharf
Boston, MA 02110-3328

                                                                     HQHCM-AR-04

ITEM 2.  CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. The code of ethics is attached hereto as Exhibit 11(a)(1). During the period covered by this report, the registrant did not (i) make any substantive amendment to the code of ethics or (ii) grant any waiver, including any implicit waiver, from any provision of the code of ethics.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The Registrant's Board of Trustees has determined that the registrant has at least one audit committee financial expert serving on its audit committee. The audit committee financial expert is Oleg M. Pohotsky. He is "independent" for purposes of Item 3.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

   (a) Audit Fees. The aggregate fees each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the Registrant's financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $59,740 for the fiscal year ended September 30, 2004 and $54,550 for the fiscal year ended September 30, 2003.

   (b) Audit Related Fees. The registrant was not billed any fees by the principal accountant for the last two fiscal years ended December 31 for the Funds for assurance and related services that were reasonably related to the performance of the audit of the registrant's financial statements and not otherwise included above.

   (c) Tax Fees. The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were $5,000 for the fiscal year ended September 30, 2004 and $11,088 for the fiscal year ended September 30, 2003. The nature of the services comprising the fees disclosed under this category was tax compliance.

   (d) All Other Fees. The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through
          (c) of this Item were

          $18,947 for the fiscal year ended September 30, 2004 and $0 for the fiscal year ended September 30, 2003. The nature of the services comprising the fees disclosed was review of fund administration.

(e) (1) Pre-approval Policies and Procedures

Pursuant to the registrant's Audit Committee Charter ("Charter"), the Audit Committee is responsible for approving in advance the firm to be employed as the registrant's independent auditor. In addition, the Charter provides that the Audit Committee is responsible for approving any and all proposals by the registrant, its investment adviser or their affiliated persons or any entity controlling, controlled by, or under common control with the adviser that provides services to the registrant to employ the independent auditor to render permissible non-audit services to such entity, provided those permissible non-audit services relate directly to the operations and financial reporting of the registrant. In determining whether to pre-approve non-audit services, the Audit Committee considers whether such services are consistent with the independent auditor's independence. The Charter further permits the Audit Committee to delegate to one or more of its members authority to pre-approve permissible non-audit services to the registrant, provided that any pre-approval determination of a delegate is for services with an estimated budget of less than $15,000.

(e)(2) All of the services described in each of Items 4(b) through (d) were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.
(f) None
(g) None
(h) Not applicable

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

The Registrant has separately -designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The members of the Audit Committee are Eric Oddleifson, Oleg M. Pohotsky, and Uwe E. Reinhardt.

ITEM 6.  SCHEDULE OF INVESTMENTS.

The Registrant's Schedule of Investments is included as part of the Report to Shareholders filed under Item 1 of this form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The Registrant has adopted the following proxy voting policies and procedures:

                      PROXY VOTING POLICIES AND PROCEDURES

POLICY

        The following are the policies and procedures adopted and implemented by Hambrecht & Quist Capital Mangement LLC (the "Adviser") for voting proxies with respect to portfolio securities held by H&Q Healthcare Investors and H&Q Life Sciences Investors (each a "Fund" and collectively the "Funds"). The policies and procedures are reasonably designed to ensure that proxies are voted in the best interest of the Funds and the Funds' shareholders, in accordance with the Adviser's fiduciary duties and Rule 206(4)-6 under the Investment Advisers Act of 1940 (the "Investment Advisers Act"). The Adviser considers the "best interests" of the Funds and their shareholders to mean their best long-term economic interests.

        The Adviser shall vote proxies for the exclusive benefit, and in the best economic interest, of the Funds and their shareholders. Such exercise of voting rights shall be subject to the same standard of care as is generally applicable to the Adviser's performance of its duties, as set forth in the advisory agreements with the Funds. The policies and procedures contained herein are designed to be guidelines, however each vote is ultimately cast on a case-by-case basis, taking into consideration the relevant facts and circumstances at the time of the vote. Any material conflicts that may arise will be resolved in the best interests of the Funds and their shareholders.

        A proxy committee has been designated and is responsible for administering and overseeing the proxy voting process. The committee consists of the President of the Adviser, the Treasurer of the Adviser, and the analyst responsible for oversight of the company that is the subject of the proxy. The committee considers proxy questions and determines the vote on behalf of the Funds.

PROCEDURES

LOGISTICS

        The Treasurer shall be responsible for maintaining the proxy log, monitoring corporate actions and confirming the timely voting of proxies. The proxy log shall contain the following information, in accordance with Form N-PX:

     -  the name of the issuer;

     -  the exchange ticker symbol, if available;

     -  the CUSIP number, if available;

     -  the shareholder meeting date;

     -  a brief identification of the matter voted on;

     -  whether the matter was proposed by the issuer or a security holder;

     -  whether the Adviser cast its vote on the matter;

     - how the Adviser cast its vote on the matter (for, against, abstain; for or withhold regarding the election of directors); and

     -  whether the Adviser cast its vote for or against management;

        The Treasurer shall also record whether any conflicts of interest have been identified and, if so, what action was taken to resolve the conflict with respect to each vote cast and each abstention.

SUBSTANTIVE VOTING DECISIONS

        The Adviser's substantive voting decisions turn on the particular facts and circumstances of each proxy vote. The following is a list of common proxy vote issues and the Adviser's standard considerations when determining how to vote such proxies.

        Routine Matters/Corporate Administrative Items. After an initial review, the Adviser generally votes with management on routine matters related to the operation of the issuer that are not expected to have a significant economic impact on the issuer and/or its shareholders.

        Potential for Major Economic Impact. The Adviser reviews and analyzes on a case-by-case basis, non-routine proposals that are more likely to affect the structure and operation of the issuer and to have a greater impact on the value of the investment.

        Corporate Governance. The Adviser reviews and considers corporate governance issues related to proxy matters and generally supports proposals that foster good corporate governance practices.

        Special Interest Issues. The Adviser considers: (i) the long-term benefit to shareholders of promoting corporate accountability and responsibility on social issues; (ii) management's responsibility with respect to special interest issues; (iii) any economic costs and restrictions on management; and
(iv) the responsibility of the Adviser to vote proxies for the greatest long-term shareholder value.

        Limitations on Director Tenure and Retirement. The Adviser considers:
(i) a reasonable retirement age for directors, E.G. 70 or 72; (ii) the introduction of new perspectives on the board; and (iii) the arbitrary nature of such limitations and the possibility of detracting from the board's stability and continuity.

        Directors' Minimum Stock Ownership. The Adviser considers: (i) the benefits of additional vested interest; (ii) the ability of a director to serve a company well regardless of the extent of his or her share ownership; and (iii) the impact of limiting the number of persons qualified to be directors.

        D&O Indemnification and Liability Protection. The Adviser considers: (i) indemnifying directors for acts conducted in the normal course of business; (ii) limiting liability for monetary damages for violating the duty of care; (iii) expanding coverage beyond legal expenses to acts that represent more serious violations of fiduciary obligation than carelessness (E.G. negligence); and (iv) providing expanded coverage in cases when a director's legal defense was unsuccessful if the director was found to have acted in good faith and in a manner that he or she reasonably believed was in the best interests of the issuer.

        Director Nominations in Contested Elections. The Adviser considers: (i) long-term financial performance of the issuer relative to its industry; (ii) management's track record; (iii) background to proxy contest; (iv) qualifications of both slates of nominees; (v) evaluations of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and (vi) stock ownership positions.

        Cumulative Voting. The Adviser considers: (i) the ability of significant stockholders to elect a director of their choosing; (ii) the ability of minority shareholders to concentrate their support in favor of a director or directors of their choosing; and (iii) the potential to limit the ability of directors to work for all shareholders.

        Classified Boards. The Adviser considers: (i) providing continuity; (ii) promoting long-term planning; and (iii) guarding against unwanted takeovers.

        Poison Pills. The Adviser considers: (i) the Adviser's position on supporting proposals to require a shareholder vote on other shareholder rights plans; (ii) ratifying or redeeming a poison pill in the interest of protecting the value of the issuer; and (iii) other alternatives to prevent a takeover at a price demonstrably below the true value of the issuer.

        Fair Price Provisions. The Adviser considers: (i) the vote required to approve the proposed acquisition; (ii) the vote required to repeal the fair price provision; (iii) the mechanism for determining fair price; and (iv) whether these provisions are bundled with other anti-takeover measures (E.G., supermajority voting requirements) that may entrench management and discourage attractive tender offers.

        Equal Access. The Adviser considers: (i) the opportunity for significant shareholders of the issuer to evaluate and propose voting recommendations on proxy proposals and director nominees, and to nominate candidates to the board; and (ii) the added complexity and burden.

        Charitable Contributions. The Adviser considers: (i) the potential benefits to shareholders; (ii) the potential to detract the issuer's resources from more direct uses of increasing shareholder value; and (iii) the responsibility of shareholders to make individual contributions.

        Stock Authorizations: The Adviser considers: (i) the need for the increase; (ii) the percentage increase with respect to the existing authorization; (iii) voting rights of the stock; and (iv) overall capitalization structures.

        Preferred Stock. The Adviser considers: (i) whether the new class of preferred stock has unspecified voting, conversion, dividend distribution, and other rights; (ii) whether the issuer expressly states that the stock will not be used as a takeover defense or carry superior voting rights; (iii) whether the issuer specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable; and (iv) whether the stated purpose is to raise capital or make acquisitions in the normal course of business.

        Director Compensation. The Adviser considers: (i) whether director shares are at the same market risk as those of the shareholders; and (ii) how option programs for outside directors compare with the standards of internal programs.

        Golden and Tin Parachutes. The Adviser considers: (i) whether they will be submitted for shareholder approval; and (ii) the employees covered by the plan and the quality of management.

LIMITATIONS

        The Adviser may abstain from voting a proxy if it concludes that the effect on shareholders' economic interests or the value of the portfolio holding is indeterminable or insignificant. The Adviser may abstain from voting a proxy if it concludes that the cost of voting is disproportionate to the economic impact the vote would have on the portfolio holdings.

CONFLICTS OF INTEREST

        The Proxy Committee identifies any potential conflicts of interest. Each potential conflict must be addressed in a manner which will be in the best interest of the Funds and their shareholders. If any potential conflict is identified the Proxy Committee consults with the Adviser's CCO. Where conflicts of interest arise between clients and the Adviser, the Adviser may convene an ad-hoc committee to debate the conflict and to give a ruling on a preferred course of action. If the ad-hoc committee determines that the Adviser has a conflict of interest in any instance, the Adviser's CCO shall disclose the conflict to the Board and seek voting instructions.

        The Adviser may cause the proxies to be voted in accordance with the recommendations of an independent third party service provider that the Adviser may use to assist in voting proxies.

DISCLOSURE

        The following disclosure shall be provided in connection with these policies and procedures:

            - The Adviser shall provide a description or a copy of these policies and procedures to the Boards of Trustees of the Funds annually and upon request.

            - The Adviser shall make available to the Funds its proxy voting records, for inclusion on the Funds' Form N-PX.

            - The Adviser shall include its proxy voting policies and procedures in its annual filing on Form N-CSR.

            - The Adviser shall cause the Funds' shareholder reports to include a statement that a copy of these policies and procedures is available upon request (i) by calling a toll-free number; (ii) on the Funds' website, (if the Funds choose); and (iii) on the SEC's website.

            - The Adviser shall cause the Funds' annual and semi-annual reports to include a statement that information is available regarding how the Funds voted proxies during the most recent twelve-month period (i) without charge, upon request, either by calling a toll-free number or on or through the Funds' website, or both; and (ii) on the SEC's website.

RECORDKEEPING

        The Adviser shall maintain records of proxies voted in accordance with
Section 204-2 of the Advisers Act, including proxy statements, a record of each vote cast, and a copy of any document created by the Adviser that was material to making a decision of how to vote the proxy, or that memorializes the basis for the Adviser's decision on how to vote the proxy. The Adviser shall also maintain a copy of its policies and procedures and each written request from a client for proxy voting records and the Adviser's written response to any client request, either written or oral, for such records. Proxy statements that are filed on

EDGAR shall be considered maintained by the Adviser. All such records shall be maintained for a period of five years in an easily accessible place, the first two year in the offices of the Adviser.

ITEM 8. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

None

ITEM 9.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's Board of Trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.

ITEM 10.  CONTROLS AND PROCEDURES.

  (a) In the opinion of the principal executive officer and principal financial officer, based on their evaluation which took place within 90 days of this filing, the Registrant's disclosure controls and procedures are adequately designed and are operating effectively to ensure (i) that material information relating to the Registrant, including its consolidated subsidiaries, is made known to them by others within those entities, particularly during the period in which this report is being prepared; and (ii) that information required to be disclosed by the registrant on Form N-CSR is recorded, processed, summarized and reported within the time period specified in the Securities and Exchange Commission's rules and forms.

  (b) There were no changes in the Registrant's internal control over financial reporting that occurred during the Registrant's most recent fiscal half-year that have materially affected or are reasonably likely to materially affect, the Registrant's internal control.

ITEM 11. EXHIBITS.

(a)(1) The Code of Ethics that is the subject of the disclosure required by Item 2 is attached hereto (Exhibit 1).

(a)(2) Separate certifications of Principal Executive and Financial Officers pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 attached hereto (Exhibit 2).

(b) Certifications pursuant to Section 906 of the Sarbanes Oxley Act of 2002 are attached hereto (Exhibit 3).


                                   SIGNATURES


        Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)                    H&Q HEALTHCARE INVESTORS
            -------------------------------------------------------------------

By (Signature and Title)*/s/ Daniel R. Omstead
                         ------------------------------------------------------
                          Daniel R. Omstead, President

Date: December 9, 2004

        Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*/s/ Kimberley L. Carroll
                         ------------------------------------------------------
                          Kimberley L. Carroll, Treasurer

Date: December 9, 2004

* Print the name and title of each signing officer under his or her signature.